UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD TOTAL RETURN FUND INC

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Reports to Shareholders.

Brookfield Investment Management
2016
SEMI-ANNUAL REPORT
March 31, 2016
Brookfield Total Return Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with $240 billion in assets under management as of March 31, 2016. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $16 billion of assets under management as of March 31, 2016.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2016. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield Total Return Fund Inc. (“HTR” or the “Fund”) for the six-month period ended March 31, 2016.
Capital market activity over the six-month period continued to be influenced by several key factors, including heightened economic and financial uncertainties in China, volatile commodity prices (particularly oil) and monetary policy decisions around the globe.
The rapid devaluation of the Chinese Yuan, slowing economic growth and accelerating capital outflows continue to be a concern given the potential impact on the global economy.
Energy markets were particularly volatile during the six-month period, particularly during the first quarter of 2016. Between the beginning of the year and February 11, the price of West Texas Intermediate Crude closed down nearly 30%, before finding a bottom and rallying 41% to close the quarter at $36.94 per barrel. While such volatility generated concern, we believe it has also created dramatic valuation dislocations among income-generating securities. We are mindful of the timing in order to capitalize on such opportunities and continue to monitor the landscape closely.
Many market observers predicted that central bank policy around the world would begin to diverge in 2016 – with the U.S. tightening while the rest of the world eases. That has not necessarily been the case as policy makers in the largest economies have remained dovish.
At its March meeting, the U.S. Federal Reserve kept its benchmark lending rate steady at 0.25% to 0.50% and Fed officials reduced estimates of how much they expect the fed funds rate to increase in 2016. In Europe, the European Central Bank continued its easing measures, even expanding its bond-buying program to include corporate bonds; and in Japan, the Bank of Japan adopted negative interest rates in an effort to stave off the deflation that has plagued the country since the 1990s. Within this environment over the last six months, the 10-year U.S. Treasury rate declined by 27 basis points, ending the period at 1.77%.
Given recent global central bank rhetoric, we believe the rate environment is likely to remain subdued in the near term. We continue to expect income-producing asset classes will benefit in a low-yield, low-growth economic climate; particularly those with the potential to offer a combination of yield, stability and growth.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2016.
As previously announced on May 16, 2016, the Board of Directors of the Fund and the Boards of Directors of Brookfield Mortgage Opportunity Income Fund Inc. and Brookfield High Income Fund Inc. approved the reorganizations of each of the funds into a new fund, Brookfield Real Assets Income Fund Inc. A joint special meeting of shareholders to consider the reorganizations has been scheduled for Friday, August 5th, 2016, at 8:30 a.m. Eastern Time. Details regarding the proposed reorganizations will be contained in the definitive proxy materials and will be sent to shareholders, once available.
The Board also approved the proposed appointment of Schroder Investment Management North America Inc. (SIMNA) as sub-adviser to the Fund. Brookfield recently agreed to sell its securitized products team to SIMNA, which is why shareholders are being asked to approve SIMNA as sub-adviser to the Fund. The transaction with SIMNA is anticipated to close sometime in the second half of 2016. The approval of SIMNA as the new sub-adviser to the Fund is contingent upon the Fund's shareholder approval and subject to certain other conditions, which are outlined in the Fund’s proxy materials. As noted above, a special meeting of shareholders is expected to be held on Friday, August 5th, 2016, at 8:30 a.m. Eastern Time.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,

Brian F. Hurley President	Craig Noble Chief Executive Officer and Chief Investment Officer Brookfield Investment Management Inc.
2016 Semi-Annual Report1

Brookfield Total Return Fund Inc. (Unaudited)

OBJECTIVE AND STRATEGY
Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six-month period ended March 31, 2016, Brookfield Total Return Fund Inc. (NYSE: HTR) had a total return based on net asset value of -0.16% and a total return based on market price of 19.45%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $24.23 on March 31, 2016, the Fund’s shares had a distribution rate of 9.41%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price. The 5-Year U.S. Treasury returned 1.54% over the six-month period.
The last six months have been an a-typical period for securitized credit exposures, as correlation to other credit risk exposures materialized. Credit spreads widened substantially from December 2015 through February 2016, even though fundamental factors and loss expectation remain unchanged to better. The Fund’s performance over the period was negatively impacted by credit spread widening, in particular spread widening in corporate securities which were down 1.6% over the six-month period, and subprime mortgage securities, which were down 0.80% over the period. The Fund’s best performers were its smaller allocation to commercial loans which were up 5% and the Fund’s allocation to Asset-Backed Securities (“ABS”), which were up 2%. Overall, we believe the broad underperformance of credit was linked to increased recessionary fears, primarily fuelled by negative economic data, in combination with the recent Federal Open Market Committee (“FOMC”) policy action to increase Federal Reserve (“Fed”) Funds Rates in December. While most credit was correlated, the Fund’s exposure to investment grade rated securities and exposure to duration offset some of the credit spread widening seen in the higher yielding sectors.
The interest rate curve has flattened over the past six months. The front end of the curve increased with the 25 basis point hike in the Fed Funds Rate in December. Rates declined in the long end of the curve with the yield on the 10-year Treasury note falling 27 basis points. The Fund’s duration has remained around three years and therefore the Fund was not materially affected by the shift in interest rates. The Fund maintained a healthy income, which contributed positively to performance for the last six months. Significantly, the market price rallied for the Fund, reducing the discount versus the NAV, to near zero. We believe securitized credit exposures are now cheap, relative to other credit exposures, given the widening over the first quarter of 2016.
2Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc. (Unaudited)

As of March 31, 2016, the Fund’s allocation by sector as a percentage of total investments plus cash was Commercial Mortgage-Backed Securities (“CMBS”) at 35%, Non-Agency Mortgage-Backed Securities (“MBS”) at 35%, ABS at 13% and Corporate High Yield at 5%. The balance of the gross assets was held in cash and in Agency MBS at 4% and 8%, respectively. This positioning represented declines in the CMBS allocation (from 37% to 35%) and the Non-Agency MBS allocation (from 38% to 35%) and the Corporate High Yield allocation (from 6% to 5%), when compared to the previous six-month period. The Fund increased its allocations to ABS (from 9% to 13%). The increase to ABS was primarily due to an increase in securities backed by manufactured home loans, and these have a high level of income. The Fund’s cash holding was higher than historical levels as of March 31, 2016, as we continue to look to take advantage of the dislocations in the market place due to volatility over the upcoming period.
The Fund’s Non-Agency MBS and CMBS holdings are generally seasoned, most were issued prior to 2008, and these securities continue to generate attractive income. More than 36% of the Fund’s holdings have an investment grade rating, and these securities have provided some cushion to the more recent volatility in the financial markets.
The Fund’s strategy remains focused on earning income and on capturing upside as securities in the private label Residential MBS universe gradually evidence improved performance. Unlike other fixed-income securities, in our view, some Non-Agency MBS have differentiated upside available given that the expectations priced into security cash flows, for mortgage losses or for mortgage prepayments remain conservative, when compared to the range of potential end results. We believe that should the market remain more volatile, MBS and ABS, among sectors, will be characterized by lower volatility, given current levels of technical and fundamental support.
MARKET ENVIRONMENT
The FOMC increased the Fed Funds Rate 25 basis points in December. This, we believe, is the beginning of a slow increase in the Fed Funds Rate. At the beginning of 2016, given some weaker economic data, we believe the market was concerned about heightened credit risk, as well as the potential for the Fed to increase the Fed Funds Rate too quickly, “policy error potential”. Subsequently, the Fed has carefully managed expectations, and economic concerns have been allayed, at least in terms of credit risk assessment.
For the consumer, gas prices remain low, and at the lower end of the labor market there appears to be signs of wage inflation. These are positive fundamental indicators for consumer and mortgage related securities.
In Brookfield Investment Management Inc.'s (the “Adviser”) view, with the support of some good, although not great, economic data, a forward view for interest rates of “lower, longer”, is more likely to mean a lower than expected limit to the longer-end of the yield curve as opposed to zero short-term interest rates for a prolonged period of time. We have seen forward rate expectations decline substantially, and this has certainly held back some of the potential for price appreciation and performance, given many of our securities are indexed to floating-rate benchmarks. We now believe these securities offer value, in light of low forward rate expectations.
Residential delinquency rates have also continued to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the fourth quarter of 2015 was 4.77%.1 The delinquency rate reached the lowest level since the third quarter of 2006, down more than 50% from the peak of 2010. CMBS delinquency rates at the end of 2015 were 5.2%, according to Trepp,2 which is half of the 10.6% peak seen in 2012.
Residential mortgage credit provision remains quite limited due to regulatory obstacles. Outside of Agency guaranteed mortgage instruments, there has been little MBS issuance. With the implementation of new mortgage disclosure requirements (TRID), banks and lenders have struggled to implement new systems. As a result, origination has declined, and the time to close a loan has increased. In addition, we believe the new rules and penalties are likely to drive modestly tighter credit. Most mainstream mortgage loans continue to find a home on bank balance sheets, given the preferential regulatory treatment for cleaner, larger balance mortgage loans. This lack of supply continues to provide a supportive technical backdrop for MBS generally, and specifically for Non-Agency MBS.
2016 Semi-Annual Report3

Brookfield Total Return Fund Inc. (Unaudited)

Home prices, as measured by CoreLogic, have continued to increase. CoreLogic’s3 index, including distressed sales, increased 5.4% in 2015. Notably, this was ahead of most expectations. Even with more of the new housing entrants as renters, and with more limited income growth and tight credit, the influx of foreign buyers for stable U.S. Dollar (“USD”) assets, has been a benefit to many housing markets. An increase in home prices results in lower loan-to-value ratios, which equates to a borrower re-gaining lost equity, bringing them closer to meeting today’s tighter lending standards. Higher leverage has been an impediment to both refinancing and to relocation so lower loan-to-value ratios can result in higher prepayment speed. Given current conditions, we anticipate home prices will continue to improve, albeit at this more stable 4% to 5% per annum rate.
The commercial real estate market is quite different to the residential market. While residential real estate and the U.S. consumer are now stabilizing after deleveraging, commercial real estate is in a re-leveraging cycle. The RCA Commercial Property Price Index tracking major markets across the Unites States shows a significant 12% increase for 2015. The influx of foreign money for commercial real estate in top tier markets has been significant, pushing these markets well above the pre-crisis peak in prices. We are concerned that more recent real estate performance is likely to be much more tempered, and in light of the more curbed financing availability, that problems may become more observable.
We believe the pricing for risk may not be adequate for more recently issued subordinated securities from multi-borrower CMBS deals, particularly given a market that is well into a re-leveraging phase. In fact, many of these post 2010 vintage subordinated securities have widened 300-400 basis points in early 2016. That said, the Fund’s seasoned CMBS holdings, have benefitted from the appreciation in the real estate markets.
We believe the Fund’s holdings will continue to benefit from solid fundamental improvements playing their way through loan performance and cash flows in both the commercial and residential mortgage markets.

[1]	Source: Mortgage Bankers Association, Bloomberg.
[2]	Source: US CMBS Delinquency Report, March 2016
[3]	Source: CoreLogic, January, 2016
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2016 and subject to change based on subsequent developments.
4Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc. (Unaudited)

Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future will cause the values of the portfolio’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
2016 Semi-Annual Report5

Brookfield Total Return Fund Inc.
Portfolio Characteristics  (Unaudited)
March 31, 2016

PORTFOLIO STATISTICS
Annualized distribution rate[1]	9.41%
Weighted average coupon	4.03%
Weighted average life	3.53 years
Average Portfolio Dollar Price (excluding interest-only securities)	$ 86.90
Percentage of fixed rate securities (excluding interest-only securities)[2]	63.1%
Percentage of floating rate securities (excluding interest-only securities)[2]	36.9%
Percentage of leveraged assets	28.00%
Total number of holdings	222

CREDIT QUALITY[2]
AAA	7.6%
AA	3.8%
A	8.0%
BBB	16.9%
BB	9.2%
B	15.5%
Below B	39.0%
Total	100.0%

ASSET ALLOCATION[3]
U.S. Government & Agency Obligations	5.2%
Asset-Backed Securities	9.2%
Residential Mortgage Related Holdings	61.0%
Commercial Mortgage Related Holdings	46.7%
Interest-Only Securities	0.6%
Corporate Bonds	6.6%
Preferred Stock	1.3%
Liabilities in Excess of Other Assets	(30.6)%
Total	100.0%

[1]	The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by March 31, 2016 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Fiscal Year-to-date through March 31, 2016, 4% of the Fund’s distributions is a return of capital, but will be determined at the Fund's fiscal year-end.
[2]	Allocations are expressed as a percentage of total investments (by market value), not total assets and will vary over time. Credit allocation excludes cash and equities. The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings.
[3]	Percentages are based on net assets.
6Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.1%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%	12/18/27	$ 169	$ 195,578
Total U.S. Government Agency Collateralized Mortgage Obligations				195,578
U.S. Government Agency Pass-Through Certificates – 5.1%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation	3.00	TBA	5,500	5,749,648
Pool Q03049 [1]	4.50	08/01/41	2,064	2,258,450
Pool C69047 [1]	7.00	06/01/32	277	306,526
Pool C56878	8.00	08/01/31	47	48,222
Pool C58516	8.00	09/01/31	38	38,901
Pool C59641 [1]	8.00	10/01/31	203	237,295
Pool C55166	8.50	07/01/31	99	105,787
Pool C55167	8.50	07/01/31	62	64,008
Pool C55169	8.50	07/01/31	59	61,342
Pool G01466 [1]	9.50	12/01/22	167	179,621
Pool 555559 [1]	10.00	03/01/21	33	34,293
Pool 555538 [1]	10.00	03/01/21	45	46,652
Federal National Mortgage Association
Pool 753914 [1]	5.50	12/01/33	739	835,374
Pool 761836 [1]	6.00	06/01/33	532	610,840
Pool 948362 [1]	6.50	08/01/37	97	110,139
Pool 555933 [1]	7.00	06/01/32	1,292	1,547,260
Pool 645912 [1]	7.00	06/01/32	314	359,434
Pool 645913 [1]	7.00	06/01/32	351	382,369
Pool 650131 [1]	7.00	07/01/32	282	322,840
Pool 789284	7.50	05/01/17	8	8,345
Pool 827853	7.50	10/01/29	32	31,771
Pool 545990 [1]	7.50	04/01/31	486	575,045
Pool 255053 [1]	7.50	12/01/33	103	118,135
Pool 735576 [1]	7.50	11/01/34	601	732,440
Pool 896391 [1]	7.50	06/01/36	327	368,222
Pool 735800 [1]	8.00	01/01/35	368	458,644
Pool 636449 [1]	8.50	04/01/32	348	418,269
Pool 458132 [1]	8.89	03/15/31	417	474,413
Pool 852865 [1]	9.00	07/01/20	252	272,667
Pool 545436 [1]	9.00	10/01/31	275	341,125
Total U.S. Government Agency Pass-Through Certificates				17,098,077
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $16,242,572)				17,293,655
ASSET-BACKED SECURITIES – 9.2%
Housing Related Asset-Backed Securities – 9.2%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2]	6.50	08/15/30	1,387	1,517,058

See Notes to Financial Statements.
2016 Semi-Annual Report7

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
ASSET-BACKED SECURITIES (continued)
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36%	08/01/32	$ 182	$ 195,383
Conseco Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	3,989	4,251,175
Series 1997-8, Class A	6.78	10/15/27	3,453	3,594,187
Series 1998-4, Class A7	6.87	04/01/30	9,837	10,558,644
Series 1997-7, Class A7	6.96	07/15/28	425	432,529
Series 1997-2, Class A6	7.24	06/15/28	43	43,285
Series 1997-6, Class A9	7.55	01/15/29	310	315,445
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	153	158,549
Series 2001-B, Class A6	6.47	04/15/40	647	675,818
Mid-State Capital Corp.
Series 2004-1, Class M1	6.50	08/15/37	3,857	4,116,489
Series 2004-1, Class M2 [3] (Acquired 07/01/04, Cost $3,356,188, 1.1%)	8.11	08/15/37	3,178	3,631,289
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,420	1,473,716
Total Housing Related Asset-Backed Securities				30,963,567
Total ASSET-BACKED SECURITIES (Cost $30,813,001)				30,963,567
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 61.0%
Non-Agency Mortgage-Backed Securities – 61.0%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [4,5]	0.57	04/25/47	6,018	4,993,555
Series 2005-51, Class 4A1 [4,5]	0.75	11/20/35	4,670	3,737,088
Series 2007-2CB, Class 1A15	5.75	03/25/37	815	721,311
Series 2007-12T1, Class A22	5.75	06/25/37	3,539	2,812,710
Series 2006-29T1, Class 2A5	6.00	10/25/36	3,101	2,768,748
Series 2006-29T1, Class 3A3 [5,6]	74.02	10/25/36	894	3,464,887
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [4,5]	0.57	12/25/36	1,981	1,560,445
Banc of America Funding Trust
Series 2006-G, Class 3A2 [5]	2.91	07/20/36	6,073	5,899,626
Series 2003-3, Class B4 [3] (Acquired 01/28/04, Cost $158,544, 0.0%)	5.49	10/25/33	176	58,588
Series 2003-3, Class B5 [3] (Acquired 01/28/04, Cost $65,182, 0.0%)	5.49	10/25/33	87	18,157
BCAP LLC Trust
Series 2012-RR4, Class 5A6 [2]	2.55	05/26/36	4,378	2,908,762
BNC Mortgage Loan Trust
Series 2007-2, Class A5 [4,5]	0.74	05/25/37	5,657	4,043,556
Carefree Portfolio Trust
Series 2014-CARE, Class F [2,4,5]	3.02	11/15/19	4,980	4,631,400
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class D [2]	3.52	05/10/35	6,140	5,857,140

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2]	2.47%	04/25/45	$ 3,244	$ 2,874,368
Series 2012-6, Class 2A2 [2]	2.54	08/25/36	7,637	6,410,418
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2007-5, Class A29	5.50	05/25/37	587	545,216
Series 2006-21, Class A11	5.75	02/25/37	1,929	1,750,388
Series 2004-21, Class A10	6.00	11/25/34	228	235,509
Series 2007-18, Class 1A1	6.00	11/25/37	648	588,603
Series 2006-14, Class A4	6.25	09/25/36	3,775	3,627,604
First Republic Bank Mortgage Pass-Through Certificates Trust
Series 2000-FRB1, Class B3 [3,5] (Acquired 08/30/01, Cost $65,738, 0.0%)	0.93	06/25/30	68	44,082
GMAC Mortgage Home Equity Loan Trust
Series 2007-HE2, Class A2	6.05	12/25/37	2,887	2,810,617
Series 2007-HE2, Class A3	6.19	12/25/37	1,076	1,053,063
GMAC Mortgage Home Loan Trust
Series 2006-HLTV, Class A5 [4]	6.01	10/25/29	3,366	3,443,194
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77	08/15/29	5,521	5,369,039
Series 1999-3, Class IA7	7.27	06/15/29	3,819	3,762,361
GSAMP Trust
Series 2006-HE8, Class A2C [4,5]	0.60	01/25/37	6,186	4,902,287
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	653	672,151
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3 [2,4,5]	5.77	09/25/35	4,728	4,780,545
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [4,5]	0.53	01/25/37	945	407,759
Series 2006-HE2, Class A3 [4,5]	0.59	08/25/36	9,219	3,339,719
Series 2006-HE3, Class A4 [4,5]	0.66	01/25/37	730	333,263
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1 [2,7]	0.29	06/25/45	112,663	1,656,325
Series 2003-A1, Class B4 [3] (Acquired 10/29/04, Cost $146,182, 0.0%)	2.43	10/25/33	170	126,545
Series 2003-A2, Class B4 [3] (Acquired 10/29/04, Cost $12,742, 0.0%)	2.61	11/25/33	80	8,905
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1	6.63	04/15/40	4,717	4,952,262
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3 [4,5]	0.53	10/25/36	2,418	1,366,814
Series 2006-NC2, Class A4 [4,5]	0.58	08/25/36	1,584	731,604
Series 2006-HE5, Class A3 [4,5]	0.59	11/25/36	5,007	2,945,254
Series 2006-NC3, Class A5 [4,5]	0.64	10/25/36	3,981	2,291,619
Series 2006-NC2, Class A5 [4,5]	0.67	08/25/36	588	277,313
Series 2005-NC2, Class A4 [4,5]	1.13	11/25/35	6,352	4,036,184
Mid-State Capital Corp.
Series 2004-1, Class B	8.90	08/15/37	963	1,064,897

See Notes to Financial Statements.
2016 Semi-Annual Report9

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Mid-State Trust IV
Series 4, Class A	8.33%	04/01/30	$ 3,487	$ 3,587,886
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	1,572	1,702,015
Mid-State Trust XI
Series 11, Class M1	5.60	07/15/38	1,041	1,090,577
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [4,5]	0.71	09/25/36	11,268	10,436,308
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [2,4,5]	0.60	10/26/36	14,656	12,476,047
Series 2014-1R, Class 2A11 [2,5]	0.70	02/26/37	14,693	7,284,111
Series 2015-1R, Class 4A5 [2]	2.23	06/25/37	1,554	730,387
Series 2014-6R, Class 5A7 [2]	2.64	04/26/37	4,236	2,689,763
Series 2015-4R, Class 3A8 [2]	2.66	01/26/36	8,279	5,691,760
Series 2015-6R, Class 2A4 [2]	7.84	01/26/37	6,831	5,336,679
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	7,837	7,560,483
Series 2001-D, Class A4	6.93	09/15/31	1,039	857,916
RALI Trust
Series 2006-QO1, Class 2A1 [4,5]	0.70	02/25/46	3,625	2,090,101
Series 2006-QO7, Class 2A1 [1,5]	1.20	09/25/46	9,825	6,947,544
Series 2007-QS6, Class A2 [5,6]	51.98	04/25/37	265	646,176
Series 2006-QS14, Class A30 [5,6]	75.62	11/25/36	170	531,667
Resix Finance Limited Credit-Linked Notes
Series 2003-CB1, Class B8 [2,3,5] (Acquired 12/22/04, Cost $787,469, 0.1%)	7.19	06/10/35	886	191,108
Series 2004-B, Class B9 [2,3,5,8] (Acquired 05/21/04, Cost $215,300, 0.0%)	8.69	02/10/36	215	60,026
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC1, Class A2B [4,5]	0.58	12/25/36	5,736	2,968,893
Springleaf Mortgage Loan Trust
Series 2013-3A, Class M3 [2]	5.00	09/25/57	6,280	6,338,040
Towd Point Mortgage Trust
Series 2015-2, Class 2A1 [1,2]	3.75	11/25/57	7,781	7,973,023
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-HY5, Class 3A1 [5]	4.35	05/25/37	1,235	1,075,182
Series 2003-S1, Class B4 [2,3] (Acquired 10/24/07, Cost $16,475, 0.0%)	5.50	04/25/33	111	1
Series 2007-5, Class A11 [5,6]	36.88	06/25/37	95	231,868
Series 2005-6, Class 2A3 [5,6]	46.39	08/25/35	120	212,405
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 [3] (Acquired 04/31/05, Cost $64,584, 0.0%)	5.50	06/25/34	75	1
Series 2006-9, Class 1A19	6.00	08/25/36	4,955	4,930,414
Series 2007-8, Class 2A2	6.00	07/25/37	767	754,189
Series 2007-13, Class A7	6.00	09/25/37	274	275,753

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2005-18, Class 2A10 [5,6]	21.15%	01/25/36	$ 62	$ 73,387
Total Non-Agency Mortgage-Backed Securities				204,627,591
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $207,500,153)				204,627,591
COMMERCIAL MORTGAGE RELATED HOLDINGS – 46.7%
Class B Notes – 2.4%
901 Ponce de Leon Blvd [3,8,9] (Acquired 03/30/15, Cost $1,875,000, 0.6%)	11.00	09/01/19	1,875	1,875,000
Barrington Centre Office [3,8,9] (Acquired 03/30/15, Cost $545,000, 0.2%)	12.00	07/01/17	545	545,000
Creekwood Village Apartments [3,8,9] (Acquired 03/30/15, Cost $670,000, 0.2%)	11.00	04/01/20	670	670,000
Cumberland Crossing [3,8,9] (Acquired 03/09/16, Cost $1,050,000, 0.3%)	9.73	03/01/19	1,050	1,050,000
Kilcullen Quads [3,8,9] (Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	01/01/18	500	500,000
La Paloma Corporate Center [3,8,9] (Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	09/01/17	500	500,000
Shoppes at Forest Greene [3,8,9] (Acquired 03/30/15, Cost $525,000, 0.1%)	10.00	01/01/18	525	525,000
Solana Mar Apartments [3,8,9] (Acquired 03/09/16, Cost $1,245,000, 0.4%)	9.73	03/01/19	1,245	1,245,000
Vale Park Village Apartments [3,8,9] (Acquired 03/09/16, Cost $1,270,000, 0.4%)	9.73	03/01/19	1,270	1,270,000
Total Class B Notes				8,180,000
Commercial Mortgage-Backed Securities – 42.2%
A10 Bridge Asset Financing LLC
Series 2015-AA, Class B [2,3,5,8] (Acquired 04/29/15, Cost $10,000,000, 3.0%)	4.44	05/15/30	10,000	9,944,000
A10 Securitization LLC
Series 2015-1, Class C [2]	4.45	04/15/34	2,865	2,849,917
Series 2015-1, Class D [2]	4.99	04/15/34	1,000	996,460
A10 Term Asset Financing LLC
Series 2014-1, Class B [2]	3.87	04/15/33	2,112	2,088,960
Series 2013-2, Class B [2]	4.38	11/15/27	2,927	2,854,411
Series 2014-1, Class C [2]	4.57	04/15/33	1,171	1,155,820
Series 2014-1, Class D [2]	5.08	04/15/33	328	323,703
Series 2013-2, Class C [2]	5.12	11/15/27	2,000	1,963,506
Series 2013-2, Class D [2]	6.23	11/15/27	501	493,075
ACRE Commercial Mortgage Trust
Series 2013-FL1, Class D [1,2,5]	4.48	06/15/30	3,653	3,651,180
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ [1]	5.42	10/10/45	13,150	13,114,603
Series 2007-3, Class AJ [1]	5.54	06/10/49	14,670	14,559,813
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3] (Acquired 03/08/06, Cost $1,698,878, 0.0%)	5.48	03/11/39	1,752	24,301
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [1,2,5]	1.13	12/10/49	9,277	8,657,673

See Notes to Financial Statements.
2016 Semi-Annual Report11

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-GG11, Class AJ [1]	6.03%	12/10/49	$ 10,330	$ 10,159,438
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,5]	0.67	01/15/49	7,000	6,681,593
Series 2006-C1, Class K [2,3] (Acquired 03/07/06, Cost $2,901,570, 0.1%)	5.74	02/15/39	3,858	297,309
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2009-IWST, Class D [1,2,3] (Acquired 06/28/07, Cost $7,529,811, 2.4%)	7.45	12/05/27	7,000	8,163,541
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	1,510	1,506,914
Series 2007-C7, Class AJ [1]	6.24	09/15/45	10,000	9,767,684
LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,5] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.88	12/26/49	3,750	—
Morgan Stanley Capital I Trust
Series 2006-IQ11, Class J [2,3] (Acquired 05/24/06, Cost $0, 0.0%)	5.53	10/15/42	122	1,949
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	5,529	5,743,191
Series 2007-T25, Class AJ [1]	5.57	11/12/49	12,500	12,019,090
Series 2007-T27, Class AJ [1]	5.64	06/11/42	3,757	3,723,978
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [2,3] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	358
Series 2007-C30, Class AJ [1]	5.41	12/15/43	7,340	7,215,564
Series 2005-C20, Class F [2,3] (Acquired 05/11/07, Cost $3,928,285, 1.1%)	5.50	07/15/42	4,000	3,681,124
Series 2007-C33, Class AJ [1]	5.95	02/15/51	10,000	9,850,950
Total Commercial Mortgage-Backed Securities				141,490,105
Mezzanine Loan – 2.1%
BOCA Mezzanine [8,9]	8.43	08/09/16	7,107	7,106,802
Total Mezzanine Loan				7,106,802
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $162,143,272)				156,776,907
INTEREST-ONLY SECURITIES – 0.6%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,5,7]	4.09	07/16/34	10,000	121,138
Federal National Mortgage Association
Series 2012-125, Class MI [7]	3.50	11/25/42	3,839	670,501
Series 2013-32, Class IG [7]	3.50	04/25/33	6,206	829,483
Series 2011-46, Class BI [7]	4.50	04/25/37	2,586	114,391
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,5,7]	1.52	05/10/36	1,039	17,674
Government National Mortgage Association
Series 2005-76, Class IO [1,5,7]	0.63	09/16/45	12,731	138,637
Series 2010-132, Class IO [1,5,7]	0.67	11/16/52	6,122	241,773

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
INTEREST-ONLY SECURITIES (continued)
Vendee Mortgage Trust
Series 1997-2, Class IO [5,7]	0.00%	06/15/27	$ 9,674	$ 10
Total INTEREST-ONLY SECURITIES (Cost $3,640,194)				2,133,607
CORPORATE BONDS – 6.6%
Automotive – 0.2%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	311,250
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	383,250
Total Automotive				694,500
Basic Industry – 0.3%
Arch Coal, Inc. [10]	7.25	06/15/21	925	5,781
Hexion, Inc.	9.00	11/15/20	600	241,500
PulteGroup, Inc. [1]	6.38	05/15/33	550	561,000
United States Steel Corp. [1]	7.00	02/01/18	325	292,500
Total Basic Industry				1,100,781
Capital Goods – 0.3%
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	350	373,625
Terex Corp. [1]	6.50	04/01/20	600	579,000
Total Capital Goods				952,625
Consumer Goods – 0.3%
ACCO Brands Corp. [1]	6.75	04/30/20	600	634,500
Post Holdings, Inc. [1]	7.38	02/15/22	500	528,750
Total Consumer Goods				1,163,250
Consumer Non-Cyclical – 0.2%
Bumble Bee Holdings, Inc. [1,2]	9.00	12/15/17	516	517,290
Energy – 1.0%
Blue Racer Midstream LLC [2]	6.13	11/15/22	300	249,750
BreitBurn Energy Partners LP [10]	7.88	04/15/22	675	67,500
Crestwood Midstream Partners LP [1]	6.00	12/15/20	875	686,875
EV Energy Partners LP	8.00	04/15/19	800	200,000
Ferrellgas Partners LP [1]	8.63	06/15/20	500	462,500
Global Partners LP [1]	6.25	07/15/22	400	298,000
ION Geophysical Corp.	8.13	05/15/18	300	150,000
Linn Energy LLC	7.75	02/01/21	300	34,500
Linn Energy LLC	8.63	04/15/20	300	34,500
Precision Drilling Corp. [1,11]	6.63	11/15/20	300	240,000
Targa Pipeline Partners LP [1]	5.88	08/01/23	600	541,500
Trinidad Drilling Ltd. [1,2,11]	7.88	01/15/19	600	458,250
W&T Offshore, Inc.	8.50	06/15/19	600	72,000
Total Energy				3,495,375
Healthcare – 0.8%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	700	661,500
HCA, Inc. [1]	5.88	05/01/23	150	157,313
HCA, Inc. [1]	8.00	10/01/18	600	672,000
Kindred Healthcare, Inc. [1]	6.38	04/15/22	700	630,875

See Notes to Financial Statements.
2016 Semi-Annual Report13

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Service Corporation International [1]	8.00%	11/15/21	$ 450	$ 526,500
Total Healthcare				2,648,188
Leisure – 0.6%
Boyd Gaming Corp. [1]	9.00	07/01/20	600	634,500
Cedar Fair LP [1]	5.25	03/15/21	200	207,250
MGM Resorts International [1]	7.63	01/15/17	350	363,125
MGM Resorts International [1]	7.75	03/15/22	125	139,219
MGM Resorts International [1]	8.63	02/01/19	275	312,812
Palace Entertainment Holdings LLC [1,2]	8.88	04/15/17	525	509,250
Total Leisure				2,166,156
Media – 0.7%
CCO Holdings LLC [1]	5.75	01/15/24	450	468,563
Clear Channel Worldwide Holdings, Inc. [1]	7.63	03/15/20	750	688,125
Lamar Media Corp. [1]	5.38	01/15/24	550	573,540
Mediacom Broadband LLC [1]	6.38	04/01/23	250	255,625
Neptune Finco Corp. [2]	10.88	10/15/25	425	461,975
Total Media				2,447,828
Retail – 0.2%
L Brands, Inc. [1]	7.60	07/15/37	500	520,000
Services – 0.9%
Avis Budget Car Rental LLC [1]	5.50	04/01/23	550	533,500
CalAtlantic Group, Inc . [1]	8.38	05/15/18	300	333,750
CalAtlantic Group, Inc . [1]	8.38	01/15/21	450	523,125
Casella Waste Systems, Inc. [1]	7.75	02/15/19	500	507,188
H&E Equipment Services, Inc.	7.00	09/01/22	600	609,000
United Rentals North America, Inc. [1]	7.63	04/15/22	450	479,250
Total Services				2,985,813
Telecommunications – 1.1%
CenturyLink, Inc. [1]	7.65	03/15/42	300	247,500
Cincinnati Bell, Inc. [1]	8.38	10/15/20	414	420,210
FairPoint Communications, Inc. [1,2]	8.75	08/15/19	600	568,500
Frontier Communications Corp. [1,2]	11.00	09/15/25	450	452,250
Intelsat Jackson Holdings SA [1,11]	5.50	08/01/23	600	361,500
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	350	290,500
T-Mobile USA, Inc. [1]	6.63	04/01/23	550	578,875
Wind Acquisition Finance SA [2,11]	7.38	04/23/21	250	226,250
Windstream Services LLC [1]	7.50	06/01/22	525	402,937
Total Telecommunications				3,548,522
Total CORPORATE BONDS (Cost $26,721,828)				22,240,328

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
March 31, 2016

	Shares	Value
PREFERRED STOCK – 1.3%
Finance & Investment – 1.3%
Public Storage, 6.00%	160,000	$ 4,409,600
Total PREFERRED STOCK (Cost $4,000,000)		4,409,600
Total Investments – 130.6% (Cost $451,061,020)		438,445,255
Liabilities in Excess of Other Assets – (30.6)%		(102,698,779)
TOTAL NET ASSETS – 100.0%		$ 335,746,476

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2016, the total value of all such securities was $130,136,575 or 38.8% of net assets.
3	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of March 31, 2016, the total value of all such securities was $34,431,284 or 10.3% of net assets.
4	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
5	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2016.
6	— Security is an inverse floating rate bond.
7	— Interest rate is based on the notional amount of the underlying mortgage pools.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2016, the total value of all such securities was $25,290,828 or 7.5% of net assets.
9	— Private Placement.
10	— Issuer is currently in default on its regularly scheduled interest payment.
11	— Foreign security or a U.S. security of a foreign company.

See Notes to Financial Statements.
2016 Semi-Annual Report15

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Assets and Liabilities (Unaudited)
March 31, 2016

Assets:
Investments in securities, at value	$438,445,255
Cash	25,395,814
Cash collateral for reverse repurchase agreements	5,469,124
Receivable for investments sold	6,142,737
Interest receivable	2,195,105
Principal paydown receivable	5,398
Prepaid expenses	6,245
Total assets	477,659,678
Liabilities:
Reverse repurchase agreements (Note 6)	133,753,518
Interest payable for reverse repurchase agreements (Note 6)	279,488
Payable for TBA transactions	5,738,964
Payable for investments purchased	1,798,607
Investment advisory fee payable (Note 4)	184,479
Administration fee payable (Note 4)	56,763
Directors' fee payable	8,460
Other current liabilities	92,923
Total liabilities	141,913,202
Commitments and contingencies (Note 10)
Net Assets	$335,746,476
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$ 139,616
Additional paid-in capital (Note 7)	431,527,099
Distributions in excess of net investment income	(1,194,063)
Accumulated net realized loss on investment transactions	(82,110,411)
Net unrealized depreciation on investments	(12,615,765)
Net assets applicable to capital stock outstanding	$335,746,476
Total investments at cost	$451,061,020
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,961,565
Net asset value per share	$ 24.05

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2016

Investment Income (Note 2):
Interest	$ 17,338,053
Dividends	162,810
Total income	17,500,863
Expenses:
Investment advisory fees (Note 4)	1,119,744
Administration fees (Note 4)	344,537
Fund accounting servicing fees	63,507
Directors' fees	54,413
Reports to stockholders	49,045
Legal fees	36,021
Transfer agent fees	26,206
Audit and tax services	24,281
Custodian fees	15,289
Insurance	14,203
Registration fees	12,063
Miscellaneous	6,865
Total operating expenses	1,766,174
Interest expense on reverse repurchase agreements (Note 6)	1,013,573
Total expenses	2,779,747
Net investment income	14,721,116
Realized and Unrealized Loss on Investments (Note 2):
Net realized loss on investment transactions	(2,934,693)
Net change in unrealized depreciation	(13,222,115)
Net realized and unrealized loss on investments	(16,156,808)
Net decrease in net assets resulting from operations	$ (1,435,692)

See Notes to Financial Statements.
2016 Semi-Annual Report17

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2016 (Unaudited)	For the Fiscal Year Ended September 30, 2015
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 14,721,116	$ 27,824,785
Net realized gain (loss) on investment transactions	(2,934,693)	4,137,791
Net change in unrealized depreciation on investments	(13,222,115)	(22,968,740)
Net increase (decrease) in net assets resulting from operations	(1,435,692)	8,993,836
Distributions to Stockholders (Note 2):
Net investment income	(15,915,179)	(28,633,458)
Return of capital	—	(3,196,899)
Total distributions paid	(15,915,179)	(31,830,357)
Capital Stock Transactions (Note 7):
Reinvestment of distributions	21,133	—
Net increase in net assets from capital stock transactions	21,133	—
Total decrease in net assets	(17,329,738)	(22,836,521)
Net Assets:
Beginning of period	353,076,214	375,912,735
End of period	$335,746,476	$353,076,214
(including distributions in excess of net investment income of)	$ (1,194,063)	$ —

Share Transactions (Note 7):
Reinvested shares	882	—

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (1,435,692)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(45,800,542)
Proceeds from disposition of long-term portfolio investments and principal paydowns	59,487,287
Return of capital distributions from portfolio investments	454
Sales of TBA transactions, net	92,831
Increase in receivable for investments sold	(6,142,737)
Decrease in interest receivable	49,237
Decrease in principal paydown receivable	2,001
Increase in prepaid expenses	(2,298)
Decrease in interest payable for reverse repurchase agreements	(45,207)
Increase in payable for TBA transactions	46,231
Increase in payable for investments purchased	1,798,607
Decrease in investment advisory fee payable	(5,300)
Decrease in administration fee payable	(1,631)
Decrease in directors' fee payable	(924)
Decrease in other current liabilities	(132,906)
Net accretion or amortization on investments and paydown gains or losses on investments	(6,799,299)
Unrealized depreciation on investments	13,222,115
Net realized loss on investment transactions	2,934,693
Net cash provided by operating activities	17,266,920
Cash flows used for financing activities:
Net cash provided by reverse repurchase agreements	4,763,518
Distributions paid to stockholders, net of reinvestments	(15,894,046)
Net cash used for financing activities	(11,130,528)
Net increase in cash	6,136,392
Cash at beginning of period	24,728,546
Cash at end of period	$ 30,864,938
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the six months ended March 31, 2016, totaled $1,058,780.
Non-cash financing activities included reinvestment of distributions of $21,133.
Cash at end of period includes $5,469,124 for cash collateral for reverse repurchase agreements.

See Notes to Financial Statements.
2016 Semi-Annual Report19

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

	For the Six Months Ended March 31, 2016	For the Fiscal Year Ended September 30,	For the Ten Months Ended September 30,	For the Fiscal Years Ended November 30,
	(Unaudited)	2015	2014 [5]	2013	2012	2011 [7]	2010 [7]
Per Share Operating Performance:
Net asset value, beginning of period	$ 25.29	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84
Net investment income	1.05 [1]	1.99 [1]	1.85	2.08	2.24	1.68	2.12
Net realized and unrealized gain (loss) on investment transactions	(1.15)	(1.35)	0.95	1.64	3.01	(1.20)	2.92
Net increase (decrease) in net asset value resulting from operations	(0.10)	0.64	2.80	3.72	5.25	0.48	5.04
Distributions from net investment income	(1.14)	(2.05)	(1.85)	(2.10)	(2.24)	(1.84)	(2.08)
Return of capital distributions	—	(0.23)	(0.05)	(0.18)	(0.04)	(0.64)	—
Total distributions paid	(1.14)	(2.28)	(1.90)	(2.28)	(2.28)	(2.48)	(2.08)
Change due to rights offering[2]	—	—	—	—	(1.18)	—	—
Net asset value, end of period	$ 24.05	$ 25.29	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80
Market price, end of period	$ 24.23	$ 21.32	$ 24.97	$ 23.31	$ 24.05	$ 22.56	$ 24.04
Total Investment Return†	19.45% [3]	-6.00%	15.72% [3]	6.41%	17.29%	4.11%	26.63%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$335,746	$353,076	$375,913	$363,401	$343,304	$176,463	$191,738
Operating expenses	1.03% [4]	1.03%	1.03% [4]	1.04%	1.30%	1.18%	1.23%
Interest expense	0.59% [4]	0.52%	0.55% [4]	0.39%	0.41%	0.53%	0.31%
Total expenses	1.62% [4]	1.55%	1.58% [4]	1.43%	1.71%	1.71%	1.54%
Net investment income	8.55% [4]	7.60%	8.31% [4]	8.13%	9.19%	6.83%	9.34%
Portfolio turnover rate	11% [3]	28%	26% [3]	38%	75%	43%	204%
Reverse repurchase agreements, end of period (000s)	$133,754	$128,990	$161,522	$163,540	$103,490	$ 80,751	$ 81,513
Asset coverage per $1,000 unit of senior indebtedness[6]	$ 3,510	$ 3,737	$ 3,327	$ 3,222	$ 4,317	$ 3,185	$3,352

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts shown are for the ten months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[7]	The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010
Net Asset Value (prior to reverse stock split)	$5.70	$6.20
Market Price (prior to reverse stock split)	$5.64	$6.01

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited)
March 31, 2016

1.The Fund
Brookfield Total Return Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland as a corporation on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund's primary investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the active management of a portfolio of securities. The Fund’s investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
2016 Semi-Annual Report21

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of
22Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2016:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 17,293,655	$ —	$ 17,293,655
Asset-Backed Securities	—	30,963,567	—	30,963,567
Residential Mortgage Related Holdings	—	—	204,627,591	204,627,591
Commercial Mortgage Related Holdings	—	—	156,776,907	156,776,907
Interest-Only Securities	—	—	2,133,607	2,133,607
Corporate Bonds	—	22,240,328	—	22,240,328
Preferred Stock	4,409,600	—	—	4,409,600
Total	$ 4,409,600	$ 70,497,550	$ 363,538,105	$ 438,445,255
2016 Semi-Annual Report23

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of March 31, 2016.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of March 31, 2016	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Residential Mortgage Related Holdings:
Resix Finance Limited Credit-Linked Notes, Series 2004-B, Class B9	$ 60,026	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10.00% (10.00%)
Commercial Mortgage Related Holdings:
A10 Bridge Asset Financing LLC, Series 2015-A, Class B	9,944,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.25%-7.70%(7.25%)
BOCA Mezzanine	7,106,802	Discounted Cash Flow	Debt Yield and Loan to Value	12.9%-14.4%(13.7%) 44%-49%(47%)
Class B Notes	8,180,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.5%-12.0%(10.3%)
Total	$25,290,828

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At March 31, 2016, the value of these securities was approximately $338,247,277. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Corporate Bonds	Total
Balance as of September 30, 2015	$213,678,405	$167,988,274	$ 2,639,178	$ 618,000	$384,923,857
Accrued Discounts (Premiums)	3,534,256	1,535,442	(81,434)	1,530	4,989,794
Realized Gain (Loss)	2,770,238	515,471	5,495,271	—	8,780,980
Change in Unrealized Appreciation (Depreciation)	(7,987,743)	(4,726,880)	(68,761)	—	(12,861,414)
Purchases at cost	20,180,762	5,910,481	—	(78,030)	26,091,243
Sales proceeds	(36,679,727)	(14,445,881)	(5,850,647)	—	(56,976,255)
Transfers into Level 3	9,131,400	—	—	—	9,131,400 (a)
Transfers out of Level 3	—	—	—	(541,500)	(541,500) (b)
Balance as of March 31, 2016	$204,627,591	$156,776,907	$ 2,133,607	$ —	$363,538,105
Change in unrealized gains or losses relating to assets still held at reporting date	$ (6,705,441)	$ (4,760,676)	$ (107,393)	$ —	$ (11,573,510)

(a) Transferred due to a decrease in observable market data for these securities.
(b) Transferred due to an increase in observable market data for these securities.
For the six months ended March 31, 2016, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
24Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of March 31, 2016, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2016, open taxable years consisted of the taxable years ended November 30, 2013 and September 30, 2014 through September 30, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the
2016 Semi-Annual Report25

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under the Valuation of Investments in Note 2. Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
TBA transactions outstanding at March 31, 2016 were as follows:
Purchases:
Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	3.00%	$5,500,000	$5,738,964
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates
26Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

and the underlying hedged assets. The Fund did have any futures contracts outstanding during the six months ended March 31, 2016.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an
2016 Semi-Annual Report27

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended March 31, 2016, the Adviser earned $1,119,744 from the Fund.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended March 31, 2016, the Adviser earned $344,537 from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the six months ended March 31, 2016, were as follows:
Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$45,800,542	$58,141,124	$—	$1,346,163
6.Borrowings
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
28Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

At March 31, 2016, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
Goldman Sachs	0.70%	02/04/16	05/04/16	$ 6,252,000	$ 6,258,929
JPMorgan Chase	0.73%	03/03/16	04/01/16	4,451,000	4,453,617
JPMorgan Chase	1.28%	03/03/16	04/01/16	5,374,000	5,379,535
JPMorgan Chase	1.97%	02/17/16	05/17/16	6,462,518	6,478,064
RBC Capital Markets	1.31%	01/05/16	04/05/16	7,031,000	7,053,305
RBC Capital Markets	1.37%	02/19/16	05/19/16	8,286,000	8,299,238
RBC Capital Markets	1.38%	03/14/16	06/14/16	512,000	512,354
RBC Capital Markets	1.83%	03/03/16	06/03/16	3,011,000	3,015,443
RBC Capital Markets	1.84%	01/06/16	04/06/16	11,214,000	11,263,203
RBC Capital Markets	1.84%	03/09/16	05/23/16	661,000	661,776
RBC Capital Markets	1.87%	01/13/16	04/13/16	8,276,000	8,310,000
RBC Capital Markets	1.87%	02/19/16	05/19/16	7,962,000	7,979,365
RBC Capital Markets	1.87%	02/23/16	05/23/16	5,127,000	5,137,110
RBC Capital Markets	1.88%	03/14/16	06/14/16	5,933,000	5,938,584
RBC Capital Markets	1.89%	01/06/16	04/06/16	2,814,000	2,826,683
RBC Capital Markets	1.90%	01/19/16	04/19/16	7,506,000	7,534,860
RBC Capital Markets	1.98%	03/14/16	06/14/16	29,416,000	29,445,156
RBC Capital Markets	1.99%	03/10/16	06/10/16	1,215,000	1,216,474
RBC Capital Markets	2.02%	02/18/16	05/18/16	5,007,000	5,019,070
Wells Fargo	1.29%	03/04/16	04/04/16	7,243,000	7,250,240
Total	$133,753,518	$134,033,006
(1)The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended March 31, 2016 was $132,192,636 at a weighted average interest rate of 1.53%.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:
	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
U.S. Government & Agency Obligations	$—	$ 4,451,000	$ 6,252,000	$—	$ 10,703,000
Residential Mortgage Related Holdings	—	7,243,000	5,007,000	—	12,250,000
Commercial Mortgage Related Holdings	—	34,707,000	59,787,518	—	94,494,518
Interest-Only Securities	—	477,000	—	—	477,000
Corporate Bonds	—	7,031,000	8,798,000	—	15,829,000
Total	$—	$53,909,000	$79,844,518	$—	$133,753,518
2016 Semi-Annual Report29

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$133,753,518	—	$133,753,518	$(133,753,518)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 50,000,000 shares of $0.01 par value common stock authorized. Of the 13,961,565 shares outstanding at March 31, 2016 for the Fund, the Adviser owned 4,647 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the six months ended March 31, 2016, the Fund issued 882 shares for the reinvestment of distributions. For the fiscal year ended September 30, 2015, the Fund did not issue any shares for the reinvestment of distributions.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.
For the six months ended March 31, 2016 and for the fiscal year ended September 30, 2015, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.
30Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the fiscal year ended September 30, 2015 was as follows:
Ordinary income	$28,633,458
Return of capital	3,196,899
Total	$31,830,357
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At September 30, 2015, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$(79,175,718)
Tax basis unrealized appreciation on investments	606,350
Total tax basis net accumulated losses	$(78,569,368)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2015, the Fund had a capital loss carryforward of:
Expiring In:
2016	$ 7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite (Short-Term)	1,791,206
Infinite (Long-Term)	394,189
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at March 31, 2016 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$451,061,020	$10,873,848	$(23,489,613)	$(12,615,765)
2016 Semi-Annual Report31

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2016

Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1900	April 14, 2016	April 21, 2016
$0.1900	May 19, 2016	May 26, 2016
On May 16, 2016, the Fund announced that the Boards of Directors (the "Boards") of each of Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Total Return Fund Inc., and Brookfield High Income Fund Inc., approved the reorganizations of each of the Funds into a new Fund, the Brookfield Real Assets Income Fund Inc. A joint special meeting of shareholders to consider the Reorganizations has been scheduled for Friday, August 5th, 2016, at 8:30 a.m., Eastern Time. Details regarding the proposed Reorganizations will be contained in the definitive proxy materials to be sent to shareholders of each Fund, once they become available.
On May 12, 2016, the Board approved the proposed appointment of Schroder Investment Management North America Inc. (SIMNA) as sub-adviser to the Fund. The approval of SIMNA as the new sub-adviser is contingent upon the Fund’s shareholder approval and subject to certain other conditions, which are outlined in the Fund’s proxy materials. As noted above, a Special Meeting is expected to be held on Friday, August 5, 2016, at 8:30 a.m., Eastern Time.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
32Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Compliance Certification  (Unaudited)
March 31, 2016

On February 26, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2016 Semi-Annual Report33

BROOKFIELD TOTAL RETURN FUND INC.
Proxy Results  (Unaudited)
March 31, 2016

At the Annual Meeting of Stockholders of the Fund held on February 24, 2016, the stockholders voted on a proposal to elect a Director Nominee or Class II Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Edward A. Kuczmarski	11,884,113	371,168	162,696
34Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Dividend Reinvestment Plan  (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund may suspend the Plan from time to time, under certain circumstances.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2016 Semi-Annual Report35

BROOKFIELD TOTAL RETURN FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
36Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather S. Goldman	Director
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)       As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   None.

 (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

 (3)   None.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  May 27, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:  May 27, 2016